UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.            )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Consolidated Communications Holdings, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	1)	Title of each class of securities to which transaction applies:

	2)	Aggregate number of securities to which transaction applies:

	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	4)	Proposed maximum aggregate value of transaction:

	5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	1)	Amount Previously Paid:

	2)	Form, Schedule or Registration Statement No.:

	3)	Filing Party:

	4)	Date Filed:

Your Vote Counts! CONSOLIDATED COMMUNICATIONS HOLDINGS, INC. 2021 Annual Meeting Vote by April 25, 2021 11:59 PM ET. For shares held in a Plan, vote by April 21, 2021 11:59 PM ET. CONSOLIDATED COMMUNICATIONS HOLDINGS, INC. 121 SOUTH 17TH STREET MATTOON, IL 61938 D37772-P49636 You invested in CONSOLIDATED COMMUNICATIONS HOLDINGS, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on April 26, 2021. Get informed before you vote View the Notice and Proxy Statement and 10K WRAP online OR you can receive a free paper copy of voting material(s) by requesting prior to April 12, 2021. If you would like to request a copy of the voting material(s), you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Virtually at: Vote Virtually at the Meeting* April 26, 2021 9:00 a.m. Central Time www.virtualshareholdermeeting.com/CNSL2021 *Please check the meeting materials for any special requirements for meeting attendance. V1

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items Election of Directors: Nominee: David G. Fuller Approval of Ernst & Young LLP, as the independent registered public accounting firm. Executive Compensation - An advisory vote on the approval of compensation of our named executive officers. Approval of an amendment to our Certificate of Incorporation to increase the number of authorized shares of common stock to 150,000,000 shares. Approval of an amendment to our Certificate of Incorporation to eliminate our classified Board structure. Approval of the issuance to Searchlight Capital Partners of additional shares of our common stock equal to 20% or more of the Company’s outstanding common stock. Approval of a share increase under the Consolidated Communications Holdings, Inc. Long - Term Incentive Plan, as amended. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Board Recommends For For For For For For For Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. D37773-P49636